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                                                                    EXHIBIT 10.6

                            SUBORDINATION AGREEMENT


         This Agreement dated as of July 23, 1996, is between DSC Communications Corporation, a Delaware corporation, DSC Marketing Services, Inc., a Delaware corporation, DSC Finance Corporation, a Delaware corporation, DSC International Corporation, a Delaware corporation, DSC of Puerto Rico, Inc., a Delaware corporation, DSC Telecommunications Corporation, a Delaware corporation, DSC Telecom, Inc., a Nevada corporation, DSC Telecom L.P., a Texas limited partnership, and Sildor Investments B.V., a Netherlands corporation (each herein referred to as a "SUBORDINATED CREDITOR" and together the "SUBORDINATED CREDITORS"), and DSC Communications A/S, a Danish corporation (herein referred to as the "OBLIGOR").


                              W I T N E S S E T H

         WHEREAS, DSC Communications Corporation is the parent of and a supplier to Obligor and the other Subordinated Creditors are sister companies to and suppliers to Obligor, and together the Subordinated Creditors request DEN DANSKE BANK Aktieselskab (herein the "BANK") to refinance certain existing loans from certain of the Bank's branches and to make new loans resulting together in the Bank's extending a DKK 250,000,000 15-year term loan (the "15-YEAR TERM LOAN") and a DKK 300,000,000 5-year term loan (the "5-YEAR TERM LOAN"; each a "TERM LOAN" and together, the "TERM LOANS") to Obligor in the Bank's Cayman Islands branch;

         WHEREAS, the Bank is willing to make those Term Loans to the Obligor substantially according to the terms of certain credit documents including notes in the aggregate amount of up to DKK 550,000,000 (the "NOTES") attached hereto as Exhibit A and Exhibit B;

         WHEREAS, the Bank requires that the Subordinated Creditors subordinate the obligations owed or to be owed to the Subordinated Creditors by the Obligor to the terms of a Subordination Agreement in support of the Obligor's obligations to the Bank under the Notes;

         WHEREAS, the Subordinated Creditors have agreed to subordinate their present and future claims against the Obligor to the claims of the Bank under the Notes against the Obligor; and

         WHEREAS, the parties wish to set forth the terms of such subordination;

         NOW, THEREFORE, in consideration for the Bank's extension of credit facilities to Obligor, the Obligor and the Subordinated Creditors agree as follows:
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Subordination Agreement with DSC Communications A/S as Obligor            page 2


         1. All accounts payable, indebtedness, obligations, and liabilities of the Obligor to each of the Subordinated Creditors individually and to some or all of the Subordinated Creditors in the aggregate, including principal and interest, whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, now existing or hereafter arising and howsoever evidenced, together with any renewal or renewals, extension or extensions thereof, in whole or in part (the "SUBORDINATED DEBT"), shall be subordinated and junior in right of payment, and the same hereby are subordinated and made junior in right of payment to any and all indebtedness, obligations and liabilities of the Obligor to the Bank pursuant to the Notes, whether now existing or hereafter arising, including principal and interest, whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, and howsoever evidenced, together with any renewal or renewals, extension or extensions thereof, in whole or in part, and all post-petition interest in respect of the foregoing (the "SUPERIOR DEBT").

         2. The Subordinated Creditors will not ask, demand, sue for, take or receive from the Obligor, by way of setoff or in any other manner, all or any part of the Subordinated Debt, and the Subordinated Creditors hereby waive any right of offset with respect to the Subordinated Debt.

         3. In the event that the Obligor becomes insolvent or bankrupt or makes an assignment for the benefit of creditors or any proceedings shall be commenced involving dissolution, insolvency, liquidation or adjustment of the indebtedness of the Obligor, the Bank shall be entitled to receive for application upon the Superior Debt (until payment in full of such Superior
Debt) any payment or distribution of any kind whatsoever which may be payable or deliverable in such proceedings with respect to the Subordinated Debt.

         4. As to each payment or distribution received by any Subordinated Creditor upon or with respect to the Subordinated Debt prior to the satisfaction in full of the Superior Debt, each Subordinated Creditor receiving such payment or distribution for itself or for any other Subordinated Creditor shall forthwith deliver the same to the Bank in the form received (except for endorsement or assignment by said Subordinated Creditor(s) where required by the Bank), for application on the Superior Debt, and, until so delivered, the same shall be held in trust by said Subordinated Creditor(s) as the property of the Bank. In the event of failure of any of the Subordinated Creditors to make any such endorsement or assignment, the Bank, or any of its officers or employees on behalf of the Bank, is hereby unequivocally authorized to make the same. Each such payment or distribution is in all cases to be delivered to the Bank's New York branch, presently located at 280 Park Avenue, New York NY 10017, or to such other office of the Bank as the Bank may direct.

         5.      Notwithstanding anything to the contrary set forth in
paragraphs 1,2,3 or 4 above, if no Acceleration (as such term is defined in the Notes) under the Notes and no Event of Default under the Notes (as such is defined in the Notes, an "EVENT OF DEFAULT") or event, act or condition which with notice or lapse of time or both would constitute an Event of Default (a "DEFAULT") has occurred and no Event of Default or Default would occur
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Subordination Agreement with DSC Communications A/S as Obligor            page 3


as a result of any payment described in this paragraph 5, the Obligor may pay and the Subordinated Creditors may retain payments made with respect to all accounts now or in the future payable to the Subordinated Creditors

         6. The Subordinated Creditors, without the written consent of the Bank, shall not assign, transfer, hypothecate or dispose of the Subordinated Debt or any part thereof while any Superior Debt remains unpaid.

         7. This Agreement shall constitute a continuing agreement of subordination which shall remain in effect until the credit provided for under the Notes (including any renewals, extensions or amendments thereof) and all other commitments, contingent or otherwise, of the Bank with respect to any loans or other indebtedness that would constitute Superior Debt have expired or been terminated and the Superior Debt has been fully paid and satisfied.

         8. At any time and from time to time, the Bank may (a) enter into such agreement or agreements with the Obligor as the Bank may deem proper extending the time of payment or renewing or otherwise altering the terms of all or any part of the Superior Debt, or (b) exchange, sell or surrender or otherwise deal with any security, mortgage, pledge or collateral or (c) release any balance of funds of the Obligor on deposit with the Bank or (d) extend other credit facilities to Obligor or permit to exist other debt of the Obligor to the Bank which other facilities or debt are not Superior Debt ("OTHER DEBT"), or (e) apply any payments from the Obligor to the payment of such Other Debt, any or all of which may be done without notice to the Obligor or the Subordinated Creditors and without in any way impairing or affecting this Agreement or reducing the obligations of the Subordinated Creditors to the Bank hereunder with respect to the Superior Debt. Presentment, demand, protest and notice of protest or dishonor, and diligence in collecting any of the Superior Debt are each hereby waived.

         9. No waiver shall be deemed to be made by the Bank of any of its rights hereunder unless the same shall be waived in a writing signed by the Bank, and each such waiver, if any, shall be a waiver only with respect to the specific matters to which the waiver relates and shall in no way impair the rights of the Bank or the obligations of the Subordinated Creditors to the Bank in any other respect at any time.

         10. The possession by the Bank of the Notes or other evidence of indebtedness of the Obligor made or endorsed by the Obligor in replacement, renewal, amendment, or extension of the Notes, unless direct written evidence to the contrary is produced, shall be conclusive that it is a part of the Superior Debt covered by the Guaranty and that full value was given by the Bank therefor.

         11. Notice of acceptance by the Bank of this Agreement is hereby waived by the Subordinated Creditors and the Obligor. This Agreement may not
be modified or terminated without the consent of the Bank.
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Subordination Agreement with DSC Communications A/S as Obligor            page 4


         12. This Agreement shall bind and inure to the benefit of the Obligor, the Subordinated Creditors and the Bank and their respective successors and assigns.

         13. The Subordinated Creditors agree that no payment or distribution by it directly to the holders of the Superior Debt pursuant to the conditions of this Agreement shall entitle the Subordinated Creditors to any rights of subrogation in respect thereof until all Superior Debt shall have been paid in full in accordance with respective terms thereof.

         14. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE OBLIGOR, THE SUBORDINATED CREDITORS, AND OF THE BANK HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

         15. EACH OF THE UNDERSIGNED AGREES THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, OR ANY AGREEMENT, INSTRUMENT, OR DOCUMENT ENTERED INTO IN FURTHERANCE HEREOF MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH OF THE UNDERSIGNED HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES TRIAL BY JURY AND ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION BASED ON THE GROUNDS OF FORUM NON CONVENIENS WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. EACH OF THE UNDERSIGNED HEREBY AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE MADE BY THE MAILING OF COPIES OF SUCH PROCESS BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS SPECIFIED BELOW OR TO ANY OTHER ADDRESS OF WHICH IT SHALL HAVE GIVEN NOTICE TO THE BANK. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE BANK TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE TO PROCEED AGAINST ANY OF THE UNDERSIGNED OR THE PROPERTY OF ANY OF THE UNDERSIGNED IN ANY OTHER JURISDICTION.

The address of each of the Subordinated Creditors is C/O DSC COMMUNICATIONS CORPORATION, 1000 COIT ROAD, PLANO TX 75075- 5813.
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Subordination Agreement with DSC Communications A/S as Obligor            page 5


Dated this 23rd day of July, 1996.
OBLIGOR:
DSC COMMUNICATIONS A/S
Lautrupbjerg 7-11, DK-2750, Ballerup, Denmark



By:                                          By:
   ---------------------                        ---------------------
Title:   Vice President and Treasurer        Title:


SUBORDINATED CREDITORS:
DSC COMMUNICATIONS CORPORATION



By:
   --------------------------
Title(s):   Treasurer


DSC MARKETING SERVICES, INC.                 DSC FINANCE CORPORATION



By:                                          By:
   --------------------------                   --------------------------
Title:     Treasurer                         Title:     Treasurer


DSC INTERNATIONAL CORPORATION                DSC OF PUERTO RICO, INC.



By:                                          By:
   --------------------------                   --------------------------
Title:     Treasurer                         Title:     Treasurer


DSC TELECOMMUNICATIONS CORPORATION           DSC TELECOM, INC.



By:                                          By:
   --------------------------                   --------------------------
Title:     Treasurer                         Title:     Treasurer


DSC TELECOM L.P.                             SILDOR INVESTMENTS B.V.



By:                                          By:
   --------------------------                   --------------------------
Title:     Treasurer                         Title:     Treasurer

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Subordination Agreement with DSC Communications A/S as Obligor            page 6


ACCEPTED:

DEN DANSKE BANK AKTIESELSKAB
Cayman Islands Branch
c/o New York Branch
280 Park Avenue, 4th Floor - East Building
New York NY 10017


By:
   --------------------------
Title: Vice President


By:
   --------------------------
Title: